Revenues and Other Income	12 Months Ended
Dec. 31, 2020
Revenues and Other Income
Revenues and Other Income

Note 17. Revenues and Other Income

	Year ended
	December 31,
(in thousands of euros)	2018	2019	2020
Sales	3,197	6,998	372
Total revenues	3,197	6,998	372
CIR	4,166	4,293	4,791
Subsidies	16	—	—
Other	—	0	100
Total other income	4,182	4,293	4,891
Total revenues and other income	7,379	11,291	5,263

Revenues

In 2020, revenue amounted to €0.4 million. The decrease in revenue compared to 2019 is mainly explained by (i) no milestone payment triggered according to the collaboration agreement with AbbVie and (ii) the termination of the collaboration agreement with BI in the fourth quarter of 2019.

In 2019, revenue amounted to €7.0 million and primarily included:

•	the €3.5 million milestone payment from AbbVie received in December 2019 following the enrollment of the first patient with psoriasis in the ongoing clinical trial of ABBV-157;
•

the reversal of all contract liabilities recognized at December 31, 2018 following the termination of all contracts with BI. The reversal amounted to €2.2 million, including €2.1 million following termination of the BI Collaboration in the fourth quarter of 2019 (see Notes 15,  “Contract liabilities”).

In 2019, revenue from research partnerships with Abbvie and BI represented 51.4% and 36.9% of the Company's revenue, respectively. In 2018, revenue was primarily composed of fees received from AbbVie, BI and, to a lesser extent, other parties in return for research services rendered by the Company, no milestone payment having been received in 2018.

In 2018, revenue was primarily composed of fees received from AbbVie, BI and, to a lesser extent, other parties in return for research services rendered by the Company, no milestone payment having been received in 2018.

CIR

In 2018, 2019 and 2020, the CIR corresponds only to the amount of research tax credit recorded for each period: €4.1 million for 2018, €4.3 million for 2019 and €4.8 million for 2020.